Exhibit 10.143

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT TO TRUSTEE OF OIL AND GAS PRODUCTION

THE STATE OF TEXAS	|
	|	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WOOD	|

That ENERGYTEC, INC., a Nevada corporation, acting herein by and through its proper officer who has heretofore been duly authorized, with its principal office in Plano, Texas, and the mailing address for which is 4965 Preston Park Boulevard, Suite 270 East, Plano, Texas 75093, herein called “Grantor”, for good and valuable consideration paid by the Grantee herein named, and in furtherance of the provisions of a Deed of Trust which has this day been executed, by these presents, GRANTS, CONVEYS and TRANSFERS unto REDONIA HARPER, TRUSTEE, and to her successors and substitutes in trust, for the benefit of Grantor for the specific purpose of paying the promissory note referenced below, all of Grantor’s right, title and interest in and to the oil, gas and mineral fee and leasehold interests and estates presently owned, held, or claimed by Grantor, or later acquired by Grantor, covering the lands and property described and identified in Exhibit “A” attached hereto and made a part hereof.

When Trustee, or her successors in trust shall have received from the assigned interest a sufficient sum of money to pay and discharge the promissory note of in the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), together with interest thereon, and in accordance with its terms and effect, this day executed by Grantor, payable to GLADEWATER NATIONAL BANK, Post Office Box 1749, Gladewater, Gregg County, Texas 75647-0027, and any additional sums advanced or due in connection with the making of such loan and such note, and all renewals and extensions thereof, the said interest above described shall immediately revert to Grantor, its heirs and assigns. Trustee agrees to execute, at Grantor’s expense, an instrument in recordable form, evidencing the termination of this production payment when the same has been fully discharged. Until released, however, any pipeline company or purchaser of production dealing with Grantor, or any successor in interest, shall be entitled to assume that this production payment has not been liquidated.

This production payment shall be effective as of 7:00 a.m., March 1, 2007, and all oil and gas runs after said time shall conform thereto.

The terms hereof shall extend to and be binding upon the parties hereto, their heirs, legal representatives and assigns.

EXECUTED this 29th day of March, 2007, EFFECTIVE as of the 27th day of February, 2007.

ENERGYTEC, INC.

By:	/s/ Don Lambert
Don Lambert, President

By:	/s/ Dorothea Krempein
Dorothea Krempein, Vice President

THE STATE OF TEXAS	|
COUNTY OF GREGG	|

BEFORE ME, the undersigned authority, on this day personally appeared Don Lambert, President of ENERGYTEC, INC., a Nevada corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed, as the act and deed of such corporation, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 29th day of March, 2007.

/s/ Gregory Allen Ball
Notary Public, State of Texas

THE STATE OF TEXAS
COUNTY OF GREGG

BEFORE ME, the undersigned authority, on this day personally appeared Dorothea Krempein, Vice President of ENERGYTEC, INC., a Nevada corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and considerations therein expressed, as the act and deed of such corporation, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 29th day of March, 2007.

/s/ Gregory Allen Ball
Notary Public, State of Texas

AFTER RECORDING RETURN TO:
ROBERT A. SHERMAN
POST OFFICE BOX 351
CARTHAGE, TEXAS 75633

Personal Property

All oil wells, pumping units, casing rods, production tubing, separators, surface flowlines, wellheads, tanks and other equipment incidental to and used in connection with the production, treating and storing of minerals or the like (including oil and gas) from those certain oil, gas and mineral leases described in this Exhibit AA@.

Signed for Identification:

/s/ Don Lambert
DON LAMBERT, PRESIDENT

/s/ Dorothea Krempein
DOROTHEA KREMPEIN, VICE PRESIDENT

CUSTOMER:	ENERGYTEC INC
FEBRUARY, 2007

					EXHIBIT “A”
LEASE NAME	COUNTY STATE	OPERATOR	WORKING INTEREST	REVENUE INTEREST	LPD ID # / API #	OIL/GAS DISBURSER
DRILLAR BOZEMAN 1	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003383	SUNOCO
COKER W H 2	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003380	SUNOCO
KENDRICK LAWYER 2	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003386	SUNOCO
FORD SIMMS 2	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003382	SUNOCO
FOSTER DERMOT 1	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003379	SUNOCO
LIVINGSTON L H 1A	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003381	SUNOCO
MORRIS J J 3	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003378	SUNOCO
KENDRICK M L 1	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO05 003385	SUNOCO
HOWLE 1	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXG05 121295	SUNOCO
COOK AB 1	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO05 002858	SUNOCO
HOWLE A,B	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.8000	SUMMARY	SUNOCO
ISOM 1	HOPKINS / TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO05 002859	SUNOCO
GRICE W W NO. 22	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.7995	TXO06 005074	SUNOCO
BAILEY W F 1	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO06 000869	SUNOCO
TAYLOR PINKIE 1	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO06 001350	SUNOCO
CLOVER HILL SCHOOL 1	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.7500	TXO06 000868	SUNOCO
TAYLOR P B3	WOOD/TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO06 001345	SUNOCO
TAYLOR P A 1A	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO06 012837	SUNOCO
STONE JOHNSON 1	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.8000	TXO06 001342	SUNOCO
CHRIETZBURG J C 1	WOOD / TX	COMANCHE WELL SERVICE	1.000	0.7300	TXO06 001338	SUNOCO

SIGNED FOR IDENTIFICATION:

/s/ Don Lambert
DON LAMBERT, PRESIDENT

/s/ Dorothea Krempein
DOROTHEA KREMPEIN, VICE PRESIDENT